UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________
Form 8-K/A
___________________________

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 26, 2023
Jacobs Solutions Inc.
(Exact name of Registrant as specified in its charter)

Delaware		1-7463		88-1121891
(State or other jurisdiction of incorporation or organization)		(SEC File No.)		(IRS Employer identification number)

1999 Bryan Street	Suite 3500	Dallas	Texas	75201
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number (including area code): (214) 583-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

_________________________________________________________________

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	$1 par value	J	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE
As previously reported in the Current Report on Form 8-K filed by Jacobs Solutions Inc. on January 26, 2023 (the “Original 8-K”), Claudia Jaramillo will succeed Kevin Berryman as Chief Financial Officer, effective August 14, 2023. This Current Report on Form 8-K/A amends the Original 8-K to restate the information included in the Original 8-K and include a summary of the compensation arrangements of Ms. Jaramillo that were not determined by the Human Resource and Compensation Committee of the Board of Directors until August 10, 2023. Except as set forth below, the Original 8-K is not being amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced, Claudia Jaramillo has been appointed as Chief Financial Officer of Jacobs Solutions Inc. (the “Company”), effective August 14, 2023. As of such date, Mr. Berryman will serve as Special Advisor to the Company’s Chief Executive Officer, Bob Pragada.
Ms. Jaramillo, 51, joined the Company in July 2022 as Executive Vice President, Strategy and Corporate Development. Prior to that, Jaramillo spent more than 20 years at SLB, a global energy company, where she served in multiple executive roles in both operations and corporate finance, most recently as Vice President & Group Treasurer until June 2022.
Effective August 14, 2023, Ms. Jaramillo will receive an annual base salary of $750,000 and participate in the Company’s Leadership Performance Plan (“LPP”), with an annual incentive target of 100% of her base salary. In November 2023, Ms. Jaramillo will receive a fiscal year 2024 equity award with a grant value of $2,100,000 pursuant to the Company’s long-term equity incentive plan. Ms. Jaramillo will continue to be eligible to participate in the Company’s Executive Severance Plan and Executive Deferral Plan in connection with her new role.
There are no arrangements or understandings between Ms. Jaramillo and any other persons pursuant to which she was appointed as an officer of the Company (other than arrangements or understandings with directors or officers of the Company acting solely in their capacities as such). There are also no family relationships between Ms. Jaramillo and any director or executive officer of the Company, and Ms. Jaramillo is not party to, and does not have, any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 11, 2023

JACOBS SOLUTIONS INC.

By:	/s/ Bob Pragada
Bob Pragada
Chef Executive Officer